UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/08

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN SELECT MUNICIPAL FUND, INC.
Semi-annual Report June 30, 2008

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Performance and Portfolio Overview	2
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Financial Highlights	19
Proxy Results	21
Board of Directors and Executive Officers	22
Additional Fund Information	23

Your mid-year Stockholder report for Seligman Select Municipal Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman Select Municipal Fund posted a total return of –1.8%, based on net asset value, and –1.7%, based on market price. During the same period, its benchmark, the Lehman Brothers Municipal Bond Index, returned 0.0%, while its peers, as measured by the Lipper Insured Municipal Debt Funds (Leveraged) Average, returned –3.3%.

The Fund’s annual distribution rate, based on the current monthly dividend and market price at June 30, 2008, was 4.6%. This is equivalent to a taxable equivalent yield of 6.8%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividends that may be taxable. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 2.9% to 4.9%.

Seligman Select Municipal Fund’s Annual Meeting of Stockholders was held on July 8, 2008. At the meeting four Directors were re-elected to the Fund’s Board of Directors and Deloitte & Touche LLP was re-elected as the independent auditors of the Corporation. Complete details of the vote can be found on page 21 of this report.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, in a transaction that is likely to close in the fourth quarter of 2008 (the “Transaction”). Consummation of the Transaction will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Fund’s current management agreement with Seligman. On July 17, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. In the coming weeks, you will receive information about the Transaction and how the Transaction affects the Fund and its Stockholders.

Thank you for your continued support of Seligman Select Municipal Fund.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 25, 2008

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock, and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com 1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of Fund shares. A portion of the Fund’s income may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns
 For Periods Ended June 30, 2008

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	(0.20)%	(1.70)%	(1.22)%	1.81%	3.36%
Net Asset Value	(0.13)	(1.81)	1.36	3.03	4.92
Benchmarks**
Lehman Brothers Municipal Bond Index	0.63	0.02	3.23	2.93	4.90
Lipper Insured Municipal Debt Funds (Leveraged) Average	0.97	(3.26)	(1.23)	3.02	4.60

Price Per Share

	Market Price	Net Asset Value
June 30, 2008	$9.46	$10.88
March 31, 2008	9.58	11.01
December 31, 2007	9.84	11.33

Dividend and Capital Gains per Share and Yield Information
 For Periods Ended June 30, 2008

Dividends Paid†	Unrealized Gain††	SEC 30-Day Yieldø
$0.216	$(0.040)	3.94%

See footnotes on page 3.

Performance and Portfolio Overview

Holdings By Market Sector#
Revenue Bonds	74%
General Obligation Bonds	20
Pre-refunded/Escrowed-to-Maturity Bonds	6

Option Adjusted Durationøø	8.0 years

Weighted Average Maturityøøø	14.8 years

Holdings by Credit Quality2#
AAA	39%
AA	33
A	22
BBB	2
Non-Rated	4

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.
2	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Rating Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at June 30, 2008.
*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Insured Municipal Debt Funds (Leveraged) Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees, taxes, and sales charges. The Lehman Index also excludes the effect of expenses. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues insured as to timely payment. Investors cannot invest directly in an index or average.
†	For the six months ended June 30, 2008, Preferred Stockholders were paid dividends at annual rates ranging from 2.92% to 4.90%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. As of June 30, 2008, the Fund estimates that 8.02% of the distributions paid to Common Stockholders in 2008 will be taxable as ordinary income under applicable federal law.
††	Represents the per share amount of unrealized depreciation of portfolio securities as of June 30, 2008. Information does not reflect the effect of capital loss carryforwards that are available to offset net realized capital gains.
ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2008, has been computed in accordance with SEC regulations and will vary.
øø	Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.
øøø	Excludes variable rate demand notes.
#	Percentages based on current market values of long-term holdings at June 30, 2008.

Portfolio of Investments  (unaudited)
June 30, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
Alaska — 5.2%	$4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	$4,735,414
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,731,761
Arizona — 1.1%	1,500,000	Arizona Water Infrastructure Finance Authority Rev. (Water Quality), 5% due 10/1/2022	Aaa	1,584,945
California — 10.4%	1,725,000	California State University Systemwide Rev., 5% due 11/1/2025	Aa3	1,748,805
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,082,124
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	A3	3,776,960
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	A3	5,382,168
Colorado — 4.2%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024ø	Aa3	6,013,554
Florida — 10.8%	1,000,000	Florida State Board of Education Lottery Rev., 5% due 7/1/2018	Aa2	1,053,780
	1,985,000	Ocala FL Utility Systems Rev., 5% due 10/1/2024	A1	1,986,310
	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aa3	2,447,100
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aa3	5,014,300
Illinois — 6.8%	4,700,000	Chicago GOs, 5.5% due 1/1/2040ø	Aa3	4,996,570
	2,800,000	Chicago GOs, 5.5% due 1/1/2040	Aa3	2,855,020
	2,000,000	Illinois Sales Tax Rev. (Build Illinois Bonds), 5% due 6/15/2028*	Aaa	2,032,840
Indiana — 1.3%	1,850,000	Ball State University Board of Trustee, IN Student Fee Rev. Series N, 5% due 7/1/2023	Aaa	1,920,873
Louisiana — 4.6%	3,680,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	4,078,176
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	A2	2,594,150
Maryland — 2.3%	3,000,000	Maryland State GOs Capital Improvements, 5.25% due 3/1/2027	Aaa	3,323,010
Massachusetts — 13.3%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024ø	Aaa	2,704,225

See footnotes on page 8.

Portfolio of Investments  (unaudited)(continued)
June 30, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
Massachusetts (continued)	$4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aa3	$4,542,360
	860,000	Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), 5% due 7/1/2022	Aa2	875,600
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aa3	1,792,560
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,188,220
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aa2	3,150,180
Michigan — 3.5%	2,705,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	A2	2,641,514
	2,295,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030ø	A2	2,487,895
Minnesota — 1.8%	1,170,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025ø	A3	1,282,297
	1,330,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	1,394,611
Missouri — 1.9%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aa2	1,583,712
	1,145,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	1,155,912
New Jersey — 7.0%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	NR	7,672,720
	2,385,000	New Jersey Health Care Facilities Financing Authority Rev. (AtlantiCare Regional Medical Center), 5% due 7/1/2024	A2	2,372,002
New York — 17.1%	5,000,000	Long Island, NY Power Authority Electric System General Revenue, 5.25% due 12/1/2020	A3	5,151,250
	5,000,000	Metropolitan Transportation Authority (Transportation Rev.), 5% due 11/15/2027	Aa3	5,021,150
	6,000,000	New York City, NY GOs, 5% due 8/1/2017	Aaa	6,358,500

See footnotes on page 8.

Portfolio of Investments  (unaudited)(continued)
June 30, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
New York and New Jersey — 4.5%	$8,000,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	Aa2	$8,178,960
	6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Baa3	6,500,520
North Carolina — 2.8%	4,000,000	North Carolina Eastern Municipal Power Agency Power System Rev., 5.25% due 1/1/2020	Aa3	4,032,040
Ohio — 3.0%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aa2	105,211
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund) Rev., 5.25% due 12/1/2021	Aaa	4,280,828
Pennsylvania — 5.5%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aa3	2,869,080
	3,435,000	Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), 5.25% due 9/1/2019	Aa3	3,732,334
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,289,413
South Carolina — 10.3%	2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	Aaa	2,571,900
	5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aaa	5,007,500
	2,000,000	South Carolina Public Service Authority Rev., 5% due 1/1/2018	Aa3	2,100,400
	5,000,000	South Carolina State Public Service Authority, 5.25% due 1/1/2021	Aaa	5,153,050
Texas — 11.3%	2,940,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020	Aa3	3,011,795
	5,000,000	Dallas–Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	A1	5,000,200
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,014,340
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029ø	Aaa	4,205,040
	1,000,000	University Texas Permanent University Fund, 5.25% due 7/1/2023	Aaa	1,085,740
Virginia — 1.5%	2,000,000	Virginia GOs, 5% due 6/1/2016	Aaa	2,180,600
Total Municipal Bonds — (Cost $184,079,026) — 126.7%				183,051,519

See footnotes on page 8.

Portfolio of Investments  (unaudited)(continued)
June 30, 2008

State #	Face Amount	Short-Term Holdings	Ratings†	Value
Alabama — 7.1%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$10,226,500
California — 5.4%	3,350,000	California Educational Facilities Authority Rev. Series S-4 (Stanford University), VRDN, due 11/1/2050	VMIG 1	3,350,000
	3,700,000	California Infrastructure & Economic Development Bk Rev. Series B (J Paul Getty Trust), VRDN, due 4/1/2033	VMIG 1	3,700,000
	800,000	California Infrastructure & Economic Development Bk Rev. Series D (J Paul Getty Trust), VRDN, due 4/1/2033	VMIG 1	800,000
Connecticut — 3.3%	900,000	Connecticut State Health & Educational Facilities Authority Rev. (Yale University), VRDN, due 7/1/2036	VMIG 1	900,000
	2,875,000	Connecticut State Health & Educational Facilities Authority Rev. Series V-2 (Yale University), VRDN, due 7/1/2036	VMIG 1	2,875,000
	950,000	Connecticut State Health & Education Rev. (Yale University), VRDN, due 7/1/2035	VMIG 1	950,000
Massachusetts — 1.6%	1,500,000	Massachusetts Health & Educational Facilities Rev., VRDN, due 11/1/2049	VMIG 1	1,500,000
	810,000	Massachusetts State Development Finance Agency Rev. (Harvard University), VRDN, due 7/15/2036	VMIG 1	810,000
Maryland — 2.1%	3,000,000	Montgomery County, MD GOs, VRDN, due 6/1/2026	VMIG 1	3,000,000
Missouri — 0.1%	200,000	Missouri State Health & Educational Facilities Authority Rev. (Washington University), VRDN, due 2/15/2034	VMIG 1	200,000
New Jersey — 2.4%	3,500,000	New Jersey State Educational Facilities Authority Rev., VRDN, due 8/1/2010 (Princeton University) due 7/1/2023	VMIG 1	3,500,000
New York — 0.3%	405,000	New York City, NY Transitional Finance Authority, VRDN, due 11/1/2022	VMIG 1	405,000
Total Short-Term Holdings — (Cost $31,716,300) — 22.3%				32,216,500
Total Investments (Cost $215,795,326) — 149.0%				215,268,019
Other Assets Less Liabilities — 2.9%				4,208,733
Preferred Shares Subject to Mandatory Redemption — (51.9)%				(75,000,000)
Net Assets — 100.0%				$144,476,752

See footnotes on page 8.

Portfolio of Investments  (unaudited)(continued)
June 30, 2008

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2008

Assets:
Investments, at value:
Long-term holdings (cost $184,079,026)	$183,051,519
Short-term holdings (cost $31,716,300)	32,216,500
Total investments (cost $215,795,326)	215,268,019
Cash	1,365,699
Restricted cash	21,500
Interest receivable	2,968,431
Expenses prepaid to stockholder service agent	5,952
Other	29,046
Total Assets	219,658,647

Liabilities:
Management fee payable	99,564
Accrued expenses and other	82,331
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,181,895
Net Assets	$144,476,752

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,277,996	$132,780
Additional paid-in capital	144,708,183
Undistributed net investment income (Note 8)	601,340
Accumulated net realized loss (Note 8)	(438,244)
Net unrealized depreciation on investments	(527,307)
Net Assets	$144,476,752

Net Assets Per Share (Market Value $9.46)	$10.88

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2008

Investment Income:
Interest	$5,011,606

Expenses:
Dividends on Preferred shares subject to mandatory redemption	1,467,484
Management fee	610,406
Preferred shares remarketing and rating agent fees	112,481
Auditing and legal fees	99,704
Stockholder account services	98,908
Stockholder reports and communications	20,095
Custody and related services	19,535
Stockholders’ meeting	12,788
Exchange listing fee	11,842
Directors’ fees and expenses	11,426
Miscellaneous	20,139
Total Expenses	2,484,808
Net Investment Income	2,526,798

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(111,188)
Net change in unrealized appreciation of investments	(5,536,775)
Net Loss on Investments	(5,647,963)
Decrease in Net Assets from Operations	$(3,121,165)

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Operations:
Net investment income	$2,526,798	$5,853,035
Net realized gain (loss) on investments	(111,188)	228,083
Net change in unrealized appreciation of investments	(5,536,775)	(2,495,819)
Increase (Decrease) in Net Assets from Operations	(3,121,165)	3,585,299

Distributions to Common Stockholders:
Net investment income (per share: $0.216 and $0.454)	(2,867,686)	(6,027,273)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (10,681 and 23,350 shares)	104,038	234,627
Cost of shares purchased for dividend investment plan (10,700 and 23,700 shares)	(105,702)	(240,297)
Decrease in Net Assets from Capital Share Transactions	(1,664)	(5,670)
Decrease in Net Assets	(5,990,515)	(2,447,644)

Net Assets:
Beginning of period	150,467,267	152,914,911
End of Period (including undistributed net investment income of $601,340 and $958,714, respectively)	$144,476,752	$150,467,267

See Notes to Financial Statements.

Statement of Cash Flows (unaudited)
For the Six Months Ended June 30, 2008

Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(3,121,165)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(5,234,549)
Proceeds from sales of long-term investment securities	8,250,391
Net purchase of short-term investment securities	(2,521,486)
Increase in interest receivable	(7,820)
Increase in other assets	(4,938)
Increase in management fee payable, accrued expenses and other liabilities	7,008
Net change in unrealized appreciation of investments	5,536,775
Net realized loss on investments	111,188
Net amortization of premiums and discounts on investments	205,883
Net Cash Provided by Operating Activities	3,221,287
Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(2,763,648)
Payment for shares of Common Stock purchased	(105,702)
Net Cash Used in Financing Activities	(2,869,350)
Net increase in cash	351,937
Cash balance at beginning of period	1,013,762
Cash Balance at End of Period	$1,365,699

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $104,038.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization — Seligman Select Municipal Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. For insured bonds, credit risk includes the risk that the issuer and the insurer would be unable to make, or timely make, interest and principal payments.

b.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

c.	Fair Value of Preferred Shares Subject to Mandatory Redemption — The carrying amount reported for preferred shares subject to mandatory redemption is the redemption value at

Notes to Financial Statements (unaudited)

June 30, 2008. Preferred shares can be redeemed by the Fund at any time at redemption value without penalty; therefore, the carrying amount approximates fair value.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At June 30, 2008, the interest rates earned on these notes ranged from 1.30% to 2.95%.

e.	Distributions to Shareholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend date.

f.	Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	215,268,019
Level 3 — Significant Unobservable Inputs	—
Total	$215,268,019

4.	Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2008, 10,700 shares were purchased in the open market at a cost of $105,702, which represented a weighted average discount of 11.54% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 10,681 shares were issued to Plan participants during the year for proceeds of $104,038, a weighted average discount of 12.26% from the net asset value of those shares.

Notes to Financial Statements (unaudited)

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 2008.

5.	Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At June 30, 2008, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $292,636, respectively, for each series.

Dividends on each series of Preferred Stock are cumulative at a rate reset generally every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share. If the preferred shares are unable to be remarketed on a remarketing date, the Fund would be required to pay a maximum dividend rate to holders of such shares for successive seven-day periods until such time as the shares are successfully remarketed. The maximum dividend rate is equal to 110% of the sixty-day commercial paper rate increasing to 125% of such rate after an initial seven-day period, and until the next successful remarketing. Since February 2008, preferred shares of the Fund have not been successfully remarketed.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statements of Changes in Net Assets and in the Financial Highlights. The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

6.	Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets plus the value of assets attributable to the Fund’s preferred stock. (Note 10)

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $98,908 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two

Notes to Financial Statements (unaudited)

leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2008, the Fund’s potential obligation under the Guaranties is $91,600. As of June 30, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2008, of $3,836 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

7.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $5,234,549 and $8,250,391, respectively.

8.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $214,678,876. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes of $1,116,450.

At June 30, 2008, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$3,778,099
Gross unrealized depreciation of portfolio securities	(3,188,956)
Net unrealized appreciation	589,143
Capital loss carryforward	(343,542)
Current period realized loss	(94,702)
Total accumulated earnings	$150,899

Notes to Financial Statements (unaudited)

At December 31, 2007, the Fund had a capital loss carryforward for federal income tax purposes of $343,542, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

The tax characterization of distributions paid to Stockholders was as follows:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Tax-exempt income	$3,823,896	$8,510,869
Ordinary income	511,274	469,150
Total	$4,335,170	$8,980,019

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc., the distributor of the Seligman Funds, relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any

Notes to Financial Statements (unaudited)

related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of the acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Fund’s current management agreement with the Manager. On July 17, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise.

Financial Highlights (unaudited)

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of Fund shares, and are not annualized for periods of less than one year.

		Year Ended December 31,
	Six Months Ended June 30, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.33	$11.52	$11.55	$11.80	$12.13	$12.16
Income (Loss) from Investment Operations:
Net investment income	0.19	0.44	0.48	0.55	0.66	0.70
Net realized and unrealized loss on investments	(0.42)	(0.18)	(0.03)	(0.19)	(0.30)	(0.04)
Total from Investment Operations	(0.23)	0.26	0.45	0.36	0.36	0.66
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.22)	(0.45)	(0.48)	(0.61)	(0.69)	(0.69)
Total Distributions to Common Stockholders	(0.22)	(0.45)	(0.48)	(0.61)	(0.69)	(0.69)
Net Asset Value, End of Period	$10.88	$11.33	$11.52	$11.55	$11.80	$12.13
Market Value, End of Period	$ 9.46	$9.84	$10.14	$9.99	$10.35	$11.07

Financial Highlights (unaudited) (continued)

		Year Ended December 31,
	Six Months Ended June 30, 2008	2007	2006	2005	2004	2003
Total Investment Return:
Based on market value	(1.70)%	1.54%	6.58%	2.40%	(0.27)%	9.58%
Based on net asset value	(1.81)%	2.87%	4.73%	3.84%	3.77%	6.25%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	3.37%†	3.22%	3.06%	2.46%	1.91%	1.77%
Ratio of net investment income to average net assets	3.43%†	3.89%	4.19%	4.70%	5.52%	5.75%
Portfolio turnover rate	2.67%	10.13%	0.44%	28.79%	3.51%	—
Net Assets, End of Period (000s omitted)	$144,477	$150,467	$152,915	$153,350	$156,662	$160,985

†	Annualized.

See Notes to Financial Statements.

Proxy Results

Stockholders of Seligman Select Municipal Fund voted on the following proposals at the Annual Meeting of Stockholders held on July 8, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect four Directors to hold office until the 2011 Annual Meeting of Stockholders.

	In Favor of Election	Withhold Authority to Vote
Maureen Fonseca	11,186,592	866,795
Betsy S. Michel*	743	2
James N. Whitson*	743	2
Brian T. Zino	11,212,162	841,226

Proposal 2

To consider a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund.

For Ratification	Against Ratification	Abstain
11,360,610	593,839	98,939

*	Voted by Preferred Stockholders only.

Board of Directors

Maureen Fonseca 2, 3

- Head of School, The Master School
- Trustee, New York State Association of Independent Schools and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President, Chief Executive Officer, and former Director, of Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc., and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Thomas G. Moles
Executive Vice President

Eileen A. Comerford
Vice President

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Audrey T. Kuchtyak
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Paul B. Goucher
Secretary

22

Additional Fund Information

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell, LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail inquiries to: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 874-1092 Stockholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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Seligman Select Municipal Fund, Inc.

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
www.seligman.com

CESEL3 06/08

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
1-01-08 to 1-31-08	1,800	$10.21	1,800	N/A
2-01-08 to 2-29-08	1,800	$10.12	1,800	N/A
3-01-08 to 3-31-08	1,800	$9.67	1,800	N/A
4-01-08 to 4-30-08	1,800	$9.65	1,800	N/A

5-01-08 to 5-31-08	1,800	$9.90	1,800	N/A
6-01-08 to 6-30-08	1,700	$9.72	1,700	N/A

(1)	As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	September 2, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	September 2, 2008

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.